AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$38,956	$37,051	5.1%	$77,460	$75,934	2.0%
Equipment	5,089	3,899	30.5%	10,524	7,795	35.0%
Total Operating Revenues	44,045	40,950	7.6%	87,984	83,729	5.1%

Operating Expenses
Cost of revenues
Equipment	5,341	3,978	34.3%	10,897	8,070	35.0%
Broadcast, programming and operations	7,603	5,889	29.1%	15,141	12,643	19.8%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,155	8,116	0.5%	16,148	16,458	(1.9)%
Selling, general and administrative	9,361	9,831	(4.8)%	18,743	18,591	0.8%
Asset impairments and abandonments	4,555	2,319	96.4%	4,555	2,442	86.5%
Depreciation and amortization	5,761	7,285	(20.9)%	11,570	14,507	(20.2)%
Total Operating Expenses	40,776	37,418	9.0%	77,054	72,711	6.0%
Operating Income	3,269	3,532	(7.4)%	10,930	11,018	(0.8)%
Interest Expense	1,684	2,041	(17.5)%	3,554	4,059	(12.4)%
Equity in Net Income (Loss) of Affiliates	41	(10)	—%	93	(16)	—%
Other Income (Expense) — Net	999	1,017	(1.8)%	5,220	1,820	—%
Income Before Income Taxes	2,625	2,498	5.1%	12,689	8,763	44.8%
Income Tax Expense	751	935	(19.7)%	2,873	2,237	28.4%
Net Income	1,874	1,563	19.9%	9,816	6,526	50.4%
Less: Net Income Attributable to Noncontrolling Interest	(304)	(282)	(7.8)%	(696)	(635)	(9.6)%
Net Income Attributable to AT&T	$1,570	$1,281	22.6%	$9,120	$5,891	54.8%
Less: Preferred Stock Dividends	(56)	(52)	(7.7)%	(106)	(84)	(26.2)%
Net Income Attributable to Common Stock	$1,514	$1,229	23.2%	$9,014	$5,807	55.2%

Basic Earnings Per Share Attributable to Common Stock	$0.21	$0.17	23.5%	$1.25	$0.81	54.3%
Weighted Average Common Shares Outstanding (000,000)	7,168	7,145	0.3%	7,165	7,166	—%
Diluted Earnings Per Share Attributable to Common Stock	$0.21	$0.17	23.5%	$1.25	$0.81	54.3%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,200	7,170	0.4%	7,194	7,192	—%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Jun. 30,	Dec. 31,
	2021	2020
Assets
Current Assets
Cash and cash equivalents	$11,869	$9,740
Accounts receivable – net of related allowances for credit loss of $843 and $1,221	15,771	20,215
Inventories	2,810	3,695
Prepaid and other current assets	32,419	18,358
Total current assets	62,869	52,008
Noncurrent Inventories and Theatrical Film and Television Production Costs	16,271	14,752
Property, Plant and Equipment – Net	123,591	127,315
Goodwill	134,626	135,259
Licenses – Net	87,962	93,840
Trademarks and Trade Names – Net	22,276	23,297
Distribution Networks – Net	12,875	13,793
Other Intangible Assets – Net	12,736	15,386
Investments in and Advances to Equity Affiliates	1,853	1,780
Operating Lease Right-Of-Use Assets	24,390	24,714
Deposits on Wireless Licenses	23,663	—
Other Assets	21,598	23,617
Total Assets	$544,710	$525,761
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$24,016	$3,470
Accounts payable and accrued liabilities	49,429	50,051
Advanced billings and customer deposits	4,932	6,176
Dividends payable	3,749	3,741
Total current liabilities	82,126	63,438
Long-Term Debt	155,767	153,775
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	61,732	60,472
Postemployment benefit obligation	14,876	18,276
Operating lease liabilities	21,637	22,202
Other noncurrent liabilities	28,726	28,358
Total deferred credits and other noncurrent liabilities	126,971	129,308
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	129,941	130,175
Retained earnings	38,947	37,457
Treasury stock	(17,332)	(17,910)
Accumulated other comprehensive income	3,119	4,330
Noncontrolling interest	17,550	17,567
Total stockholders’ equity	179,846	179,240
Total Liabilities and Stockholders’ Equity	$544,710	$525,761

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2021	2020
Operating Activities
Net income	$9,816	$6,526
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,570	14,507
Amortization of film and television costs	6,256	3,985
Undistributed earnings from investments in equity affiliates	15	64
Provision for uncollectible accounts	596	1,199
Deferred income tax expense	1,772	653
Net (gain) loss on investments, net of impairments	(237)	(705)
Pension and postretirement benefit expense (credit)	(1,899)	(1,495)
Actuarial (gain) loss on pension and postretirement benefits	(2,647)	—
Asset impairments and abandonments	4,555	2,442
Changes in operating assets and liabilities:
Receivables	1,415	2,522
Other current assets, inventories and theatrical film and television production costs	(6,985)	(5,592)
Accounts payable and other accrued liabilities	(4,298)	(3,847)
Equipment installment receivables and related sales	811	226
Deferred customer contract acquisition and fulfillment costs	410	322
Postretirement claims and contributions	(207)	(228)
Other - net	(106)	346
Total adjustments	11,021	14,399
Net Cash Provided by Operating Activities	20,837	20,925

Investing Activities
Capital expenditures	(7,992)	(9,432)
Acquisitions, net of cash acquired	(23,169)	(1,174)
Dispositions	635	347
Other - net	(105)	(19)
Net Cash Used in Investing Activities	(30,631)	(10,278)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	76	498
Issuance of other short-term borrowings	16,440	8,440
Repayment of other short-term borrowings	(857)	(5,975)
Issuance of long-term debt	9,097	21,060
Repayment of long-term debt	(1,155)	(17,284)
Payment of vendor financing	(2,994)	(1,354)
Issuance of preferred stock	—	3,869
Purchase of treasury stock	(185)	(5,480)
Issuance of treasury stock	85	84
Dividends paid	(7,571)	(7,474)
Other - net	(1,036)	(2,295)
Net Cash Provided by (Used in) Financing Activities	11,900	(5,911)
Net increase in cash and cash equivalents and restricted cash	2,106	4,736
Cash and cash equivalents and restricted cash beginning of year	9,870	12,295
Cash and Cash Equivalents and Restricted Cash End of Period	$11,976	$17,031

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period			Percent
	2021	2020	Change	2021	2020		Change
Capital expenditures
Purchase of property and equipment	$3,926	$4,434	(11.5)%	$7,898	$9,372		(15.7)%
Interest during construction - capital expenditures	33	32	3.1%	94	60		56.7%
Total Capital Expenditures	$3,959	$4,466	(11.4)%	$7,992	$9,432		(15.3)%

Acquisition, net of cash acquired
Business acquisitions	$18	$125	(85.6)%	$26	$128		(79.7)%
Spectrum acquisitions	10	949	(98.9)%	22,886	1,046		—%
Interest during construction - spectrum	257	—	—%	257	—		—%
Total Acquisitions	$285	$1,074	(73.5)%	$23,169	$1,174		—%

Cash Paid for Programming and Produced Film/TV Content	$5,261	$2,897	81.6%	$9,769	$7,219		35.3%

Dividends Declared per Common Share	$0.52	$0.52	—%	$1.04	$1.04		—%

End of Period Common Shares Outstanding (000,000)				7,140	7,125		0.2%
Debt Ratio				50.0%	46.6%	340	BP
Total Employees				226,840	243,350		(6.8)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove the Video business, instead reporting those results in Corporate and Other.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Mobility	$18,936	$17,149	10.4%	$37,970	$34,551	9.9%
Business Wireline	6,052	6,305	(4.0)%	12,098	12,571	(3.8)%
Consumer Wireline	3,140	3,051	2.9%	6,238	6,162	1.2%
Total Segment Operating Revenues	28,128	26,505	6.1%	56,306	53,284	5.7%

Segment Operating Contribution
Mobility	6,002	5,805	3.4%	12,004	11,593	3.5%
Business Wireline	1,050	1,290	(18.6)%	2,108	2,383	(11.5)%
Consumer Wireline	288	393	(26.7)%	593	913	(35.0)%
Total Segment Operating Contribution	$7,340	$7,488	(2.0)%	$14,705	$14,889	(1.2)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2021	2020	Change
Broadband Connections
IP				14,988	14,548	3.0%
DSL				493	653	(24.5)%
Total Broadband Connections				15,481	15,201	1.8%

Voice Connections
Network Access Lines				6,691	7,878	(15.1)%
U-verse VoIP Connections				3,559	4,058	(12.3)%
Total Retail Voice Connections				10,250	11,936	(14.1)%

	Second Quarter		Percent	Six-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Broadband Net Additions
IP	80	(79)	—%	170	(111)	—%
DSL	(34)	(35)	2.9%	(73)	(77)	5.2%
Total Broadband Net Additions	46	(114)	—%	97	(188)	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$14,346	$13,669	5.0%	$28,394	$27,637	2.7%
Equipment	4,590	3,480	31.9%	9,576	6,914	38.5%
Total Operating Revenues	18,936	17,149	10.4%	37,970	34,551	9.9%

Operating Expenses
Operations and support	10,911	9,332	16.9%	21,929	18,901	16.0%
Depreciation and amortization	2,023	2,012	0.5%	4,037	4,057	(0.5)%
Total Operating Expenses	12,934	11,344	14.0%	25,966	22,958	13.1%
Operating Income	6,002	5,805	3.4%	12,004	11,593	3.5%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$6,002	$5,805	3.4%	$12,004	$11,593	3.5%

Operating Income Margin	31.7%	33.9%	(220)	BP	31.6%	33.6%	(200)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2021	2020	Change
Mobility Subscribers
Postpaid	79,059	74,919	5.5%
Postpaid phone	65,503	62,882	4.2%
Prepaid	18,681	18,008	3.7%
Reseller	6,406	6,718	(4.6)%
Connected Devices	87,500	71,762	21.9%
Total Mobility Subscribers	191,646	171,407	11.8%

Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Mobility Net Additions
Postpaid Phone Net Additions	789	(151)	—%	1,384	12	—%
Total Phone Net Additions	963	(16)	—%	1,765	104	—%

Postpaid	1,156	(154)	—%	1,979	(127)	—%
Prepaid	297	165	80.0%	576	120	—%
Reseller	(125)	(58)	—%	(193)	(248)	22.2%
Connected Devices	4,209	2,255	86.7%	6,726	5,773	16.5%
Total Mobility Net Additions	5,537	2,208	—%	9,088	5,518	64.7%

Postpaid Churn	0.87%	1.05%	(18)	BP	0.90%	1.06%	(16) BP
Postpaid Phone-Only Churn	0.69%	0.84%	(15)	BP	0.73%	0.85%	(12) BP

Business Wireline

Business Wireline provides advanced IP-based services, as well as traditional data services to business customers.

Results have been recast to characterize revenues as either service or equipment, consistent with the way we are managing the business unit.

Business Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$5,860	$6,101	(4.0)%	$11,732	$12,192	(3.8)%
Equipment	192	204	(5.9)%	366	379	(3.4)%
Total Operating Revenues	6,052	6,305	(4.0)%	12,098	12,571	(3.8)%

Operating Expenses
Operations and support	3,709	3,714	(0.1)%	7,419	7,601	(2.4)%
Depreciation and amortization	1,293	1,301	(0.6)%	2,571	2,587	(0.6)%
Total Operating Expenses	5,002	5,015	(0.3)%	9,990	10,188	(1.9)%
Operating Income	1,050	1,290	(18.6)%	2,108	2,383	(11.5)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,050	$1,290	(18.6)%	$2,108	$2,383	(11.5)%

Operating Income Margin	17.3%	20.5%	(320)	BP	17.4%	19.0%	(160)	BP

Consumer Wireline

Consumer Wireline provides broadband, including fiber, and voice communication services primarily to residential customers.

Results have been recast to refine the allocation of shared infrastructure and deferred customer acquisition costs between Consumer Wireline and Video.

Consumer Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Broadband	$2,266	$2,092	8.3%	$4,471	$4,201	6.4%
Legacy voice and data services	504	560	(10.0)%	1,023	1,141	(10.3)%
Other service and equipment	370	399	(7.3)%	744	820	(9.3)%
Total Operating Revenues	3,140	3,051	2.9%	6,238	6,162	1.2%

Operating Expenses
Operations and support	2,083	1,928	8.0%	4,114	3,807	8.1%
Depreciation and amortization	769	730	5.3%	1,531	1,442	6.2%
Total Operating Expenses	2,852	2,658	7.3%	5,645	5,249	7.5%
Operating Income	288	393	(26.7)%	593	913	(35.0)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$288	$393	(26.7)%	$593	$913	(35.0)%

Operating Income Margin	9.2%	12.9%	(370)	BP	9.5%	14.8%	(530)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2021	2020	Change
Broadband Connections
Total Broadband and DSL Connections	14,174	13,944	1.6%
Fiber Broadband Connections	5,432	4,321	25.7%

Voice Connections
Retail Consumer Switched Access Lines	2,631	3,096	(15.0)%
U-verse Consumer VoIP Connections	2,965	3,480	(14.8)%
Total Retail Consumer Voice Connections	5,596	6,576	(14.9)%

Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	28	(102)	—%	74	(175)	—%
Fiber Broadband Net Additions	246	225	9.3%	481	434	10.8%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Results have been recast to conform to the current period's classification of revenues.

Business Solutions Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Wireless service	$2,025	$1,885	7.4%	$3,994	$3,834	4.2%
Wireline service	5,860	6,101	(4.0)%	11,732	12,192	(3.8)%
Wireless equipment	781	585	33.5%	1,571	1,295	21.3%
Wireline equipment	192	204	(5.9)%	366	379	(3.4)%
Total Operating Revenues	8,858	8,775	0.9%	17,663	17,700	(0.2)%

Operating Expenses
Operations and support	5,663	5,360	5.7%	11,212	11,006	1.9%
Depreciation and amortization	1,638	1,621	1.0%	3,252	3,230	0.7%
Total Operating Expenses	7,301	6,981	4.6%	14,464	14,236	1.6%
Operating Income	1,557	1,794	(13.2)%	3,199	3,464	(7.7)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,557	$1,794	(13.2)%	$3,199	$3,464	(7.7)%

Operating Income Margin	17.6%	20.4%	(280)	BP	18.1%	19.6%	(150)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. WarnerMedia content is distributed through basic networks, Direct-to-Consumer (DTC) or theatrical, TV content and games licensing. Segment results also include Xandr advertising and Otter Media Holdings. Additional information is provided as part of the earnings material on the company’s Investor Relations website.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Subscription	$3,961	$3,265	21.3%	$7,791	$6,665	16.9%
Content and other	3,091	2,292	34.9%	6,050	5,192	16.5%
Advertising	1,739	1,171	48.5%	3,476	2,636	31.9%
Total Segment Operating Revenues	8,791	6,728	30.7%	17,317	14,493	19.5%

Direct Costs
Programming	4,154	2,375	74.9%	7,928	5,457	45.3%
Marketing	983	545	80.4%	1,833	1,095	67.4%
Other	854	820	4.1%	1,667	1,595	4.5%
General and administrative	943	916	2.9%	1,909	2,114	(9.7)%
Depreciation and amortization	165	164	0.6%	328	325	0.9%
Total Operating Expenses	7,099	4,820	47.3%	13,665	10,586	29.1%
Operating Income	1,692	1,908	(11.3)%	3,652	3,907	(6.5)%
Equity in Net Income (Loss) of Affiliates	47	4	—%	117	19	—%
Total Segment Operating Contribution	$1,739	$1,912	(9.0)%	$3,769	$3,926	(4.0)%

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Vrio	$749	$752	(0.4)%	$1,492	$1,639	(9.0)%
Mexico	688	480	43.3%	1,319	1,183	11.5%
Total Segment Operating Revenues	1,437	1,232	16.6%	2,811	2,822	(0.4)%

Segment Operating Contribution
Vrio	(23)	(28)	17.9%	(62)	(67)	7.5%
Mexico	(129)	(173)	25.4%	(263)	(318)	17.3%
Total Segment Operating Contribution	$(152)	$(201)	24.4%	$(325)	$(385)	15.6%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues	$749	$752	(0.4)%	$1,492	$1,639	(9.0)%

Operating Expenses
Operations and support	660	661	(0.2)%	1,321	1,444	(8.5)%
Depreciation and amortization	114	127	(10.2)%	231	274	(15.7)%
Total Operating Expenses	774	788	(1.8)%	1,552	1,718	(9.7)%
Operating Income (Loss)	(25)	(36)	30.6%	(60)	(79)	24.1%
Equity in Net Income (Loss) of Affiliates	2	8	(75.0)%	(2)	12	—%
Operating Contribution	$(23)	$(28)	17.9%	$(62)	$(67)	7.5%

Operating Income Margin	(3.3)%	(4.8)%	150	BP	(4.0)%	(4.8)%	80	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2021	2020	Change
Vrio Video Subscribers	10,320	10,664	(3.2)%

Second Quarter	Percent	Six-Month Period	Percent
2021	2020	Change	2021	2020	Change
Vrio Video Net Additions	(239)	(312)	23.4%	(622)	(426)	(46.0)%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Operating Revenues
Wireless service	$447	$345		29.6%	$886	$812		9.1%
Wireless equipment	241	135		78.5%	433	371		16.7%
Total Operating Revenues	688	480		43.3%	1,319	1,183		11.5%

Operating Expenses
Operations and support	667	538		24.0%	1,287	1,252		2.8%
Depreciation and amortization	150	115		30.4%	295	249		18.5%
Total Operating Expenses	817	653		25.1%	1,582	1,501		5.4%
Operating Income (Loss)	(129)	(173)		25.4%	(263)	(318)		17.3%
Equity in Net Income (Loss) of Affiliates	—	—		—%	—	—		—%
Operating Contribution	$(129)	$(173)		25.4%	$(263)	$(318)		17.3%

Operating Income Margin	(18.8)%	(36.0)%	1,720	BP	(19.9)%	(26.9)%	700	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2021	2020		Change
Mexico Wireless Subscribers
Postpaid					4,745	4,771		(0.5)%
Prepaid					13,810	12,777		8.1%
Reseller					491	425		15.5%
Total Mexico Wireless Subscribers					19,046	17,973		6.0%

	Second Quarter			Percent	Six-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Mexico Wireless Net Additions
Postpaid	20	(191)		—%	49	(332)		—%
Prepaid	54	(915)		—%	52	(807)		—%
Reseller	(9)	21		—%	2	53		(96.2)%
Total Mexico Wireless Net Additions	65	(1,085)		—%	103	(1,086)		—%

Video

As a supplemental presentation, we are providing a view of our Video business that is included in Corporate and Other. Video provides video, including over-the-top (OTT) services and also sells advertising on video distribution platforms.

Results have been recast to refine the allocation of shared infrastructure and deferred customer acquisition costs between Video and Consumer Wireline.

Video Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Operating Revenues
Service	$6,607	$6,979		(5.3)%	$13,291	$14,376		(7.5)%
Equipment	32	42		(23.8)%	73	52		40.4%
Total Operating Revenues	6,639	7,021		(5.4)%	13,364	14,428		(7.4)%

Operating Expenses
Operations and support	5,275	5,809		(9.2)%	10,935	11,829		(7.6)%
Depreciation and amortization[1]	148	593		(75.0)%	312	1,184		(73.6)%
Total Operating Expenses	5,423	6,402		(15.3)%	11,247	13,013		(13.6)%
Operating Income	1,216	619		96.4%	2,117	1,415		49.6%
Equity in Net Income (Loss) of Affiliates	—	—		—%	—	—		—%
Operating Contribution	$1,216	$619		96.4%	$2,117	$1,415		49.6%

Operating Income Margin	18.3%	8.8%	950	BP	15.8%	9.8%	600	BP
[1]Includes depreciation on assets that support AT&T U-verse products that provide both video and broadband services to customers over a shared network infrastructure.

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2021	2020		Change
Premium TV Connections					15,412	17,712		(13.0)%

	Second Quarter			Percent	Six-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Premium TV Net Additions	(473)	(887)		46.7%	(1,093)	(1,784)		38.7%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$18,936	$10,911	$8,025	$2,023	$6,002	$—	$6,002
Business Wireline	6,052	3,709	2,343	1,293	1,050	—	1,050
Consumer Wireline	3,140	2,083	1,057	769	288	—	288
Total Communications	28,128	16,703	11,425	4,085	7,340	—	7,340
WarnerMedia	8,791	6,934	1,857	165	1,692	47	1,739
Latin America
Vrio	749	660	89	114	(25)	2	(23)
Mexico	688	667	21	150	(129)	—	(129)
Total Latin America	1,437	1,327	110	264	(154)	2	(152)
Segment Total	38,356	24,964	13,392	4,514	8,878	$49	$8,927
Corporate and Other
Corporate	361	1,160	(799)	30	(829)
Video	6,639	5,275	1,364	148	1,216
Acquisition-related items	—	—	—	1,069	(1,069)
Certain significant items	—	4,555	(4,555)	—	(4,555)
Eliminations and consolidations	(1,311)	(939)	(372)	—	(372)
AT&T Inc.	$44,045	$35,015	$9,030	$5,761	$3,269

Three Months Ended
Dollars in millions
Unaudited
June 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,149	$9,332	$7,817	$2,012	$5,805	$—	$5,805
Business Wireline	6,305	3,714	2,591	1,301	1,290	—	1,290
Consumer Wireline	3,051	1,928	1,123	730	393	—	393
Total Communications	26,505	14,974	11,531	4,043	7,488	—	7,488
WarnerMedia	6,728	4,656	2,072	164	1,908	4	1,912
Latin America
Vrio	752	661	91	127	(36)	8	(28)
Mexico	480	538	(58)	115	(173)	—	(173)
Total Latin America	1,232	1,199	33	242	(209)	8	(201)
Segment Total	34,465	20,829	13,636	4,449	9,187	$12	$9,199
Corporate and Other
Corporate	589	1,069	(480)	99	(579)
Video	7,021	5,809	1,212	593	619
Acquisition-related items	—	211	(211)	2,145	(2,356)
Certain significant items	—	3,084	(3,084)	—	(3,084)
Eliminations and consolidations	(1,125)	(869)	(256)	(1)	(255)
AT&T Inc.	$40,950	$30,133	$10,817	$7,285	$3,532

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$37,970	$21,929	$16,041	$4,037	$12,004	$—	$12,004
Business Wireline	12,098	7,419	4,679	2,571	2,108	—	2,108
Consumer Wireline	6,238	4,114	2,124	1,531	593	—	593
Total Communications	56,306	33,462	22,844	8,139	14,705	—	14,705
WarnerMedia	17,317	13,337	3,980	328	3,652	117	3,769
Latin America
Vrio	1,492	1,321	171	231	(60)	(2)	(62)
Mexico	1,319	1,287	32	295	(263)	—	(263)
Total Latin America	2,811	2,608	203	526	(323)	(2)	(325)
Segment Total	76,434	49,407	27,027	8,993	18,034	$115	$18,149
Corporate and Other
Corporate	787	2,373	(1,586)	65	(1,651)
Video	13,364	10,935	2,429	312	2,117
Acquisition-related items	—	37	(37)	2,200	(2,237)
Certain significant items	—	4,612	(4,612)	—	(4,612)
Eliminations and consolidations	(2,601)	(1,880)	(721)	—	(721)
AT&T Inc.	$87,984	$65,484	$22,500	$11,570	$10,930

Six Months Ended
Dollars in millions
Unaudited
June 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$34,551	$18,901	$15,650	$4,057	$11,593	$—	$11,593
Business Wireline	12,571	7,601	4,970	2,587	2,383	—	2,383
Consumer Wireline	6,162	3,807	2,355	1,442	913	—	913
Total Communications	53,284	30,309	22,975	8,086	14,889	—	14,889
WarnerMedia	14,493	10,261	4,232	325	3,907	19	3,926
Latin America
Vrio	1,639	1,444	195	274	(79)	12	(67)
Mexico	1,183	1,252	(69)	249	(318)	—	(318)
Total Latin America	2,822	2,696	126	523	(397)	12	(385)
Segment Total	70,599	43,266	27,333	8,934	18,399	$31	$18,430
Corporate and Other
Corporate	1,123	2,081	(958)	189	(1,147)
Video	14,428	11,829	2,599	1,184	1,415
Acquisition-related items	—	393	(393)	4,201	(4,594)
Certain significant items	—	2,426	(2,426)	—	(2,426)
Eliminations and consolidations	(2,421)	(1,791)	(630)	(1)	(629)
AT&T Inc.	$83,729	$58,204	$25,525	$14,507	$11,018